UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 16, 2018 (February 12, 2018)

FC Global Realty Incorporated

(Exact Name of Registrant Specified in Charter)

Nevada	0-11635	59-2058100
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

40 Ramland Road South, Suite 200, Orangeburg, NY	10962
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   215-619-3600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

 ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 12, 2018, the Company entered into an Amended and Restated Separation Agreement (the “Restated Agreement”) with Mr. Stephen Johnson, its former Chief Financial Officer. Mr. Johnson and the Company had entered into a Separation Agreement (the “Original Agreement”), dated December 22, 2017, pursuant to which Mr. Johnson had resigned from that position effective January 2, 2018, and the Company had agreed to pay to Mr. Johnson $405,432.70 in twelve (12) installments over the following year. The Company had also agreed to pay for the health (medical, dental and/or vision) insurance policies for Mr. Johnson and his family, as enrolled in as of the date of the Original Agreement, or a comparable policy, for a period of twelve (12) months, with the agreed upon amount for medical coverage of $3,025 per month to be added to his monthly separation payment. The Company made the initial payment for Mr. Johnson’s separation and health benefits on January 8, 2017. Mr. Johnson’s Original Agreement was included in the Company’s Current Report on Form 8-K, as filed on December 29, 2017.

Under the Restated Agreement, the Company has agreed to pay Mr. Johnson $122,500.64 in eleven installments as follows: the first six installments of $10,000, the following four installments of $12,500, and a final installment of $12,500.64. The first payment was made on February 15, 2018; subsequent payments are to be made on or before the 15th day of each succeeding month, with the final installment to be paid on or before December 15, 2018. The Company will also provide a health (medical, dental and/or vision) insurance reimbursement payment for Mr. Johnson and his family, for a period of eleven (11) months, in the agreed upon amount of $3,025 per month.

In addition, the Company has agreed to issue to Mr. Johnson 271,000 shares of the Company’s common stock, subject to appropriate adjustment for any stock splits, stock or business combinations, recapitalizations or similar events occurring after the date of the Restated Agreement. Those shares will be issued on any business day during the period commencing on the date that is six months after the date of the Restated Agreement and ending on the date that is three business days after such six-month anniversary.

The foregoing consideration is in lieu of any other payments that Mr. Johnson may already be entitled to receive under Company policies, his Employment Agreement with the Company, or the Original Agreement, including any vacation pay to which he was entitled.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

The information set forth under Item 1.01 regarding the termination of the Original Agreement is incorporated by reference into this item 1.02.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION OF AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth under Item 1.01 regarding the cash payments to Mr. Johnson is incorporated by reference into this Item 2.03.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

The information set forth under Item 1.01 regarding the issuance of the shares of common stock is incorporated by reference into this Item 3.02. The issuance of these securities is being made in reliance upon an exemption from the registration requirements of Section 5 of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Amended and Restated Separation Agreement, dated February 12, 2018, between the Company and Stephen Johnson
10.2	Separation Agreement, dated December 22, 2017, between the Company and Stephen Johnson, as reported on a Current Report filed on Form 8-K on December 29, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

FC GLOBAL REALTY INCORPORATED

Date: February 16, 2018	By:	/s/ Vineet P. Bedi
Vineet P. Bedi
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Amended and Restated Separation Agreement, dated February 12, 2018, between the Company and Stephen Johnson
10.2	Separation Agreement, dated December 22, 2017, between the Company and Stephen Johnson, as reported on a Current Report filed on Form 8-K on December 29, 2017.